CSFB 05-8

Group 16

Pay rules

1.

Pay the NAS Priority Amount to the 16N1

2.

Pay according to the Aggregate TAC Schedule as follows:

a.

Pay according to the Aggregate PAC A as follows:

i.

Pay according to the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

ii.

Pay the 16R2 until retired

iii.

Pay disregarding the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

b.

Pay the 16C1 until retired

c.

Pay disregarding the Aggregate PAC A as follows:

i.

Pay according to the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

ii.

Pay the 16R2 until retired

iii.

Pay disregarding the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

3.

Pay the 16Z1 until retired

4.

Pay disregarding the Aggregate TAC Schedule as follows:

a.

Pay according to the Aggregate PAC A as follows:

i.

Pay according to the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

ii.

Pay the 16R2 until retired

iii.

Pay disregarding the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

b.

Pay the 16C1 until retired

c.

Pay disregarding the Aggregate PAC A as follows:

i.

Pay according to the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

ii.

Pay the 16R2 until retired

iii.

Pay disregarding the Aggregate PAC B as follows:

1.

Pay pro-rata to the 16P1-16P9 until retired

2.

Pay the 16R1 until retired

5.

Pay the 16L1 until retired

6.

Pay the 16N1 until retired

Accretion Rules:

Pay the 16Z1 accrual amount to the Aggregate TAC as described above in step 2 and then to the 16Z1 until retired

Notes

Pxing Speed = 100 PPC (8 TO 20 CPR OVER 12 MONTHS, 20 CPR THERAFTER)

NAS bonds = 16N1 standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total 16N1 Balance/Total Non-PO Balance

Settlement = 8/31/05